UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2009 (June 11, 2009)

BLACKROCK, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

A copy of the slides presented at an investor presentation to be delivered on June 12, 2009 by BlackRock, Inc. is attached as Exhibit 99.1 and is incorporated herein by reference. The information in this Item and Exhibit 99.1 to this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Events.

On June 11, 2009, BlackRock, Inc. (the “Company”) issued a press release announcing that the Company had agreed to acquire Barclays Global Investors from Barclays PLC for 37.8 million shares of the Company's common stock and common stock equivalents and $6.6 million in cash.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor Presentation
99.2	Press release dated June 11, 2009 issued by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/s/ Daniel R. Waltcher
Date: June 12, 2009		Daniel R. Waltcherh
Managing Director and Deputy General Counsel

EXHIBIT INDEX

99.1	Investor Presentation
99.2	Press release dated June 11, 2009 issued by the Company.